PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Strategic Fixed Income Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (The "Multi-Class" Prospectus and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), dated November 28, 2014.

January 21, 2015

Dear Investor,

The purpose of this supplement is to update certain information regarding for PACE Strategic Fixed Income Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

First, at the recommendation of UBS Global Asset Management (Americas), Inc. ("UBS Global AM"), the fund's manager, the Trust's Board of Trustees has appointed Neuberger Berman Fixed Income LLC ("Neuberger Berman") to serve as a new additional investment advisor to the fund. Neuberger Berman assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective at the close of business on January 20, 2015. Pacific Investment Management Company LLC ("PIMCO") will continue to serve as the fund's other investment advisor. These changes are described in greater detail below.

Second, this supplement updates information related to the portfolio management team for Pacific Investment Management Company ("PIMCO"). Effective January 16, 2015, Saumil H. Parikh is no longer a portfolio manager for the portion of the fund's assets managed by PIMCO. Scott Mather has been added as a portfolio manager for the portion of the fund's assets managed by PIMCO.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The Prospectuses and SAI are revised to remove all references and disclosure related to Saumil H. Parikh as a portfolio manager for the portion of the fund's assets managed by PIMCO.

The section captioned "PACE Strategic Fixed Income Investments Fund summary" sub-captioned "Management process" on page 15 of the Multi-Class Prospectus and page 17 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Fixed Income LLC ("Neuberger Berman") currently serve as the fund's investment advisors.

The same section of each Prospectus is revised by adding the following as the final paragraphs of that section:

Neuberger Berman invests primarily in a diversified mix of fixed rate and floating rate debt securities. Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its

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proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the fund's assets, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, and credit) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections within the type of securities that the fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-US dollar denominated securities.

When assessing the worth of a particular security, Neuberger Berman's research and portfolio management teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to (i) establish an internal outlook, (ii) evaluate the market's outlook as it is reflected in asset prices, and (iii) contrast the two. The teams then use the information generated by this process to decide which securities the fund will own. The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

The section captioned "PACE Strategic Fixed Income Fund summary" and sub-captioned "Risk/return bar chart and table" beginning on page 17 of the Multi-Class Prospectus and page 19 of the Class P Prospectus is revised by inserting the following right before the final sentence of the first paragraph:

PIMCO assumed day-to-day management of a separate portion of the fund's assets on August 24, 1995. Neuberger Berman assumed day-to-day management of a separate portion of the fund's assets on January 21, 2015.

The section captioned "Investment manager and advisor" on page 18 of the Multi-Class Prospectus and page 19 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

Investment manager and advisors. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Pacific Investment Management Corporation ("PIMCO") and Neuberger Berman Fixed Income LLC ("Neuberger Berman") serve as the fund's investment advisors.

The section captioned "Portfolio manager" on page 18 of the Multi-Class Prospectus and page 19 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

Portfolio Managers

•  Scott Mather, Managing Director of PIMCO, has been a portfolio manager of the fund since January 16, 2015.

•  Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler and Bradley C. Tank, each a Managing Director of Neuberger Berman, have been portfolio managers of the fund since January 21, 2015.

The section captioned "More information about the funds- PACE Strategic Fixed Income Investments" and sub-captioned "Management process" on page 77 of the Multi-Class Prospectus and page 79 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph with the following:

Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Fixed Income LLC ("Neuberger Berman") currently serve as the fund's investment advisors.

The same section of each Prospectus is revised by adding the following after the first paragraph of that section:

Neuberger Berman invests primarily in a diversified mix of fixed rate and floating rate debt securities. Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the fund's assets, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, and credit) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections within the type of securities that the fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-US dollar denominated securities.

When assessing the worth of a particular security, Neuberger Berman's research and portfolio management teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to (i) establish an internal outlook, (ii) evaluate the market's outlook as it is reflected in asset prices, and (iii) contrast the two. The teams then use the information generated by this process to decide which securities the fund will own. The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

The section captioned "Management" and sub-captioned "PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments" on page 126 of the Multi-Class Prospectus and page 124 of the Class P Prospectus is revised by replacing that sub-section in its entirety with the following:

PACE Mortgage-Backed Securities Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for PACE Mortgage-Backed Securities Fixed Income Investments. PIMCO is located at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660. On September 30, 2014, PIMCO had approximately $1.876 trillion in assets under management. PIMCO is one of the largest fixed income management firms in the US.

Daniel Hyman and Michael Cudzil are jointly and primarily responsible for the day-to-day management of the fund. Mr. Hyman is an executive vice president in the Newport Beach office and a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse where he traded agency pass-through securities. He has 10 years of investment experience. Mr. Cudzil is an executive vice president, portfolio manager and mortgage specialist in the Newport Beach office. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura from 2009 to 2012. Mr. Cudzil previously held similar roles at Bank of America from 2005 to 2009 and Lehman Brothers from 2003 to 2005, as well as a senior trading position at Salomon Brothers from 1997 to 2003. He has 15 years of investment experience.

The same section of each Prospectus is revised by adding the following as the third sub-section of that section:

PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Fixed Income LLC ("Neuberger Berman") serve as investment advisors for the fund. PIMCO is located at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660. On September 30, 2014,

PIMCO had approximately $1.876 trillion in assets under management. PIMCO is one of the largest fixed income management firms in the US.

Scott Mather is Chief Investment Officer of PIMCO U.S. Core Strategies and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee and a generalist portfolio manager. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed Euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 20 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

Neuberger Berman's principal address is 190 South LaSalle Street, Chicago, Illinois 60603. Neuberger Berman is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC ("NB Group"). NB Group, with a heritage dating back to 1939, is a majority employee-controlled company. As of September 30, 2014, NB Group managed approximately $247 billion in assets.

Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler and Bradley C. Tank have been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since January 2015.

Thanos Bardas is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman. He joined the firm in 1998. Mr. Bardas is responsible for portfolio management and quantitative strategies within the firm's Institutional Asset Management division. In addition, he is a member of the Portfolio Strategy Committee and serves on specialty investment grade teams.

David M. Brown is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman. He re-joined the firm in January 2003. Mr. Brown is Head of Investment Grade Corporate Strategies and Head of Corporate Trading. He is a member of the Investment Grade Strategy Committee and is responsible for determining credit exposures across various portfolio strategies and for managing the credit trading group.

Andrew A. Johnson is a Managing Director of Neuberger Berman Management LLC, Neuberger Berman LLC and Neuberger Berman. He joined the predecessor to Neuberger Berman (Lincoln Capital Management Company) in 1989. Mr. Johnson is the Head of Investment Grade Fixed Income and the Chief Investment Officer for Investment Grade Strategies with responsibility for the overall direction of the investment process and research. Mr. Johnson is a member of the Investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Structured Products team.

Thomas J. Marthaler, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman. He joined the firm in 2006. Mr. Marthaler manages the firm's investment grade fixed income product specialists.

Bradley C. Tank is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He joined the firm in 2002 after 23 years of experience in trading and asset management. Mr. Tank is also the Chairman, Chief Executive Officer, Board Member, Managing Director and Chief Investment Officer of Neuberger Berman.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Strategic Fixed Income Investments" beginning on page 6 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Fixed Income LLC ("Neuberger Berman") currently serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments" on page 99 of the SAI is revised by replacing that sub-section in its entirety with the following:

PACE Mortgage-Backed Securities Fixed Income Investments

Under current the Advisory Agreement for this fund with Pacific Investment Management Company LLC ("PIMCO"), UBS Global AM (not the fund) pays PIMCO a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2014, July 31, 2013, and July 31, 2012, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $1,137,488, $1,213,361 and $1,229,967, respectively, which represented approximately 0.20%, 0.20% and 0.20%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

The same section of the SAI is revised by adding the following as the third sub-section of that section:

PACE Strategic Fixed Income Investments

Under the current Advisory Agreement for this fund with Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Fixed Income LLC ("Neuberger Berman"), UBS Global AM (not the fund) pays PIMCO and Neuberger Berman a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2014, July 31, 2013 and July 31, 2012, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $1,758,448, $2,325,286 and $2,158,466, respectively, which represented approximately 0.25%, 0.25% and 0.25%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Neuberger Berman is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC ("NB Group"). NB Group, with a heritage dating back to 1939, is a majority employee-controlled company.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments" on page 121 of the SAI is revised by renaming the sub-captioned section as follows:

PACE Mortgage Backed Securities Fixed Income Investments—Pacific Investment Management Company LLC

The same section of the SAI is revised by adding the following as the third sub-section of that section:

PACE Strategic Fixed Income Investments—Pacific Income Management Company LLC and Neuberger Berman Fixed Income LLC

Pacific Investment Management Company LLC. For information regarding the proxy voting policies of PIMCO, please see the above language in this section under "PACE Mortgage-Backed Securities Fixed Income Investments."

Neuberger Berman Fixed Income LLC. Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis Co. LLC ("Glass Lewis") to vote proxies in accordance with Neuberger Berman's voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

The section captioned "Portfolio managers" and sub-captioned "PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC" on page 149 of the SAI is revised by deleting all references to PACE Strategic Fixed Income Investments and Saumil H. Parikh and by renaming the sub-captioned section as follows:

PACE Mortgage-Backed Securities Fixed Income Investments—Pacific Investment Management Company LLC

The same section of the SAI is revised by adding the following as the third sub-section of that section as follows:

PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC and Neuberger Berman Fixed Income LLC

Pacific Investment Management Company LLC.

The portfolio manager for PACE Strategic Fixed Income Investments is Scott Mather. The following table provides information related to other accounts managed by Scott Mather as of December 31, 2014:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	28	23	32
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	3
Assets Managed (in millions)	$212,276	$17,738	$12,478
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$406	$1,853

Potential conflicts of interest. For more information regarding potential conflicts of interest of PIMCO, please see the above language in this section under "PACE Mortgage-Backed Securities Fixed Income Investments."

Compensation. For more information regarding the compensation policies of PIMCO, please see the above language in this section under "PACE Mortgage-Backed Securities Fixed Income Investments."

Ownership of fund shares. As of December 31, 2014, the portfolio manager did not own shares of the fund.

Neuberger Berman Fixed Income LLC. Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler and Bradley C. Tank are primarily responsible for the day-to-day management of Neuberger Berman's allocated portion of the fund's portfolio. The following tables provide information relating to other accounts managed by Messrs. Bardas, Brown, Johnson, Marthaler and Tank as of June 30, 2014:

Thanos Bardas

	Registered Investment companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	26	103
Number of Accounts Managed with Performance-Based Advisory Fees	0	7	30
Assets Managed (in millions)	4,139	1,041	14,285
Assets Managed with Performance-Based Advisory Fees (in millions)	0	181	251

David M. Brown

	Registered Investment companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	26	107
Number of Accounts Managed with Performance-Based Advisory Fees	0	6	0
Assets Managed (in millions)	3,118	3,081	24,958
Assets Managed with Performance-Based Advisory Fees (in millions)	0	334	0

Andrew A. Johnson

	Registered Investment companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	36	159
Number of Accounts Managed with Performance-Based Advisory Fees	0	4	25
Assets Managed (in millions)	4,641	3,226	28,343
Assets Managed with Performance-Based Advisory Fees (in millions)	0	110	208

Thomas J. Marthaler

	Registered Investment companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	4	49
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	3,619	232	8,145
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Bradley C. Tank

	Registered Investment companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	11	55
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	40
Assets Managed (in millions)	2,128	584	1,774
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	1,585

Potential conflicts of interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if Neuberger Berman and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.

Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group") and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of NB Group. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure. Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan. Neuberger Berman has also established the Neuberger Berman Group Contingent Compensation Plan ("Contingent Compensation Plan") pursuant to which a certain percentage of a Portfolio Manager's compensation is deemed contingent and vests over a three year period. Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by NB Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of fund shares. As of December 31, 2014, none of the portfolio managers owned shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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